Dreyfus

BASIC GNMA Fund

SEMIANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                       Dreyfus  BASIC GNMA Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC GNMA Fund, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus BASIC GNMA Fund perform relative to its benchmark?

For the six-month period ended June 30, 2001, the fund achieved a total return of 3.91% and produced aggregate income dividends of $0.4499 per share.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 4.02% for the same period.(2)

We attribute the fund' s performance primarily to a slowing U.S. economy and falling interest rates. The fund and market also benefited from a "flight to quality" among investors escaping a declining stock market for the perceived safe haven of U.S. Government securities.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae" ) securities. The fund may also invest in U.S. Treasury securities, asset-backed securities and other non-agency, mortgage-backed securities. The fund' s goal is to provide a high level of current income consistent with capital preservation.

We typically use a four-step investment approach:

*PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns provided by mortgage-related securities.

*OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

*CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We eval The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

uate   fixed-rate   versus   floating-rate  securities,  as  well  as  different
maturities, such as 15-, 20- and 30-year mortgages.

*TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The fund was primarily influenced by the effects of a slowing economy and lower interest rates. As the economy slowed, the Federal Reserve Board (the "Fed") reduced short-term interest rates by 2.75 percentage points in six separate moves during the first half of 2001. The fund and the GNMA market were also positively affected by technical factors, including greater demand caused by investors' use of U.S. Government securities as substitutes for relatively scarce U.S. Treasury securities, as well as the recent announcements by the Fed to potentially start the use of GNMA securities in its open market activities.

In a slowing economic environment, we expected housing activity to decline and mortgage loan refinancing activity to increase. While these factors generally have a negative impact on the performance of most GNMA securities, we managed those risks actively. We did so by investing more heavily in GNMA discount securities, which have lower coupon rates than currently available mortgage rates. This positioning protected the fund from the brunt of the risks presented by the easing prepayment of underlying mortgages. Simply put, homeowners with lower mortgage rates are less likely to refinance when interest rates decline.

We also invested more heavily in higher yielding alternatives to GNMAs, including non-agency residential mortgages, commercial mortgage-backed securities, asset-backed securities and FNMA notes. FNMA notes, which are issued by the Federal National Mortgage Association, a government agency, represented what we believed to be particularly attractive values at the start of the reporting period, after underperforming the broad bond market in late 2000. As a result of our investments in these areas, the percentage of fund assets invested in non-GNMA securities rose from approximately 20% of fund assets at the start of the reporting period to about 33% at the reporting period's end.

Finally, we reduced the fund's holdings of U.S. Treasury securities, including inflation-indexed Treasuries. This move was a response to the recent narrowing of yield differences among bonds of various maturities.

What is the fund's current strategy?

The Fed' s most recent interest-rate cut of 0.25 percentage points in June may have signaled that the current easing cycle is near an end. Modestly higher long-term rates appear to reflect investors' beliefs that an economic recovery may not be far off.

As  a  result,  the  fund  remains  focused  on discount GNMA securities that we believe are relatively invulnerable to the eroding effects of mortgage prepayments in a low interest-rate environment. We have also continued to avoid U.S. Treasury securities in favor of higher yielding alternatives. While the fund' s current positioning is designed to mitigate potential risks in the prevailing economic and market environments, we remain ready to change our strategy quickly as market conditions evolve.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--149.2%                                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

  MORTGAGE-BACKED--105.9%

Government National Mortgage Association I:

   6.5%, 10/15/2010-6/15/2031                                                                 6,195,160                6,140,931

   7%                                                                                         6,000,000  (a)           6,039,375

   7%, 1/15/2024-2/15/2024                                                                    1,119,441                1,138,326

   7.5%, 12/15/2023                                                                             202,480                  209,439

   8%, 4/15/2008-12/15/2022                                                                   4,199,267                5,458,750

   8.5%, 2/15/2005-3/15/2022                                                                    575,771                  613,122

   9%, 5/15/2016-11/15/2022                                                                     476,154                  515,893

   9.5%, 9/15/2019-12/15/2021                                                                   209,210                  230,424

   Project Loans:

      6.375%, 10/15/2033-1/15/2034                                                            4,300,811                4,228,983

      6.4%, 10/15/2033                                                                        1,809,771                1,759,720

      6.41%, 8/15/2028                                                                          973,833                  948,119

      6.43%, 9/15/2033                                                                        1,467,550                1,429,716

      6.45%, 3/15/2034                                                                        2,491,091                2,438,545

      6.55%, 12/15/2033                                                                         690,146                  676,451

      6.6%, 5/15/2028                                                                         1,878,914                1,848,969

      6.625%, 3/15/2029-7/15/2031                                                             4,360,420                4,305,702

      6.7%, 3/15/2028                                                                           625,562                  624,386

      6.75%, 12/15/2023                                                                       6,594,950                6,547,549

                                                                                                                      45,154,400

Government National Mortgage Association II:

   6%, 4/20/2030-8/20/2030                                                                    5,976,221  (b)           6,059,237

   6.5%                                                                                       7,453,000  (a)           7,355,179

   6.5%, 6/20/2031                                                                            6,000,000                5,915,580

   7%                                                                                        24,148,000  (a)          24,284,485

   7%, 8/20/2028                                                                                 73,989                   74,613

   7.5%                                                                                      30,694,000  (a)          31,394,192

   8%, 9/20/2029-2/20/2034                                                                    1,072,742                1,109,152

   9%, 5/20/2016-7/20/2025                                                                      345,401                  369,488

   9.5%, 9/20/2021-12/20/2021                                                                    73,486                   80,560

                                                                                                                      76,642,486

Federal Home Loan Mortgage Corp.:

   Notes, 5.875%, 2011                                                                        6,000,000                5,785,884

   Stripped Securities, Interest Only Class:

      Ser. 1541, Cl. FA, 7%, 5/15/2019                                                        2,588,914  (c)              99,906

      Ser. 1542, Cl. QC, 7%, 10/15/2020                                                         373,412  (c)              20,639

      Ser. 1590, Cl. JA, 6.5%, 10/15/2021                                                     4,749,840  (c)             537,749

      Ser. 1596, Cl. L, 6.5%, 12/15/2012                                                         17,695  (c)               1,492

      Ser. 1916, Cl. PI, 7%, 12/15/2011                                                         821,868  (c)             137,359

      Ser. 1987, Cl. PI, 7%, 9/15/2012                                                          871,261  (c)             164,825

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                        1,790,044  (c)             320,955



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class (continued):

      Ser. 2167, Cl. AM, 7%, 11/15/2015                                                         735,785  (c)             224,341

      Ser. 2295, Cl. OI, 6.5%, 8/15/2024                                                      1,872,538  (c)             472,599

      Ser. 2304, Cl. EI, 6.5%, 9/15/2024                                                      2,634,038  (c)             705,400

                                                                                                                       8,471,149

Federal Housing Administration,

  Project Loans:

      7.2%, 2/1/2033                                                                          1,101,517                1,087,404

      7.625%, 4/1/2031                                                                        1,217,997                1,227,514

                                                                                                                       2,314,918

Federal National Mortgage Association:

   6.2%, 1/1/2011                                                                             2,390,145                2,352,052

   Notes, 6.25%, 2011                                                                           151,000                  150,453

   Stripped Securities, Interest Only Class,

      Ser. 1997-74, Cl. PK, 7%, 11/18/2027                                                    4,000,000  (c)           1,116,484

   Whole Loan,

      Ser. 2001-W1, Cl. AF6, 6.402%, 2031                                                       819,000                  812,090

                                                                                                                       4,431,079

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.625%, 1/15/2007                                                                          2,031,000  (d)           2,254,926

TOTAL U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED                                                                                                   139,268,958

ASSET-BACKED CTFS.--10.2%

Conseco Finance Securitizations,

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            1,800,000                1,862,836

Green Tree Home Improvement Loan Trust,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                         1,706,470                1,746,053

The Money Store Home Equity Trust:

   Ser. 1995-B, Cl. A6, 7.5%, 2010                                                            2,000,000                2,063,220

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          1,000,000                1,010,480

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A3, 4.703%, 2003                                                          500,000  (e,f)           497,958

   Ser. 1998-ST1, Cl. A5, 5.373%, 2003                                                        4,000,000  (e,f)         3,940,625

WFS Financial Owner Trust:

   Ser. 2000-A, Cl. A4, 7.41%, 2007                                                           1,000,000                1,045,263

   Ser. 2000-D, Cl. A4, 6.98%, 2008                                                           1,131,000                1,174,942

TOTAL ASSET-BACKED CTFS.                                                                                              13,341,377

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--11.0%

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             485,000                  482,792

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          1,787,490                1,849,116

GE Capital Commercial Mortgage,

   Ser. 2001-1, Cl. A1, 6.079%, 2033                                                          2,267,109                2,247,626

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 5.112%, 2004                                                            250,000  (e,f)           250,000

GS Mortgage Securities II,

   Ser. 2001-LIB, Cl. A2, 6.615%, 2011                                                          320,000                  319,450

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. C, 7.809%, 2010                                                         2,000,000  (f)           2,083,526

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                         975,081  (e)             965,816

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2010                                                           1,423,000                1,480,079

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         3,597,310                3,706,893

Starwood Asset Receivables Trust,

   Ser. 2000-1, Cl. E, 6.555%, 2022                                                           1,000,000  (e,f)         1,010,428

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          14,395,726

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--19.0%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B2, 6.5%, 2013                                                             266,989                  254,975

Bank of America Mortgage Securities,

   Ser. 2000-6, Cl. B3, 7.75%, 2030                                                           1,344,901                1,299,056

Chase Mortgage Finance,

   Ser. 1998-S3, Cl. B2, 6.5%, 2013                                                             584,228                  568,331

Countrywide Home Loans:

   Ser. 1999-12, Cl. B2, 7.5%, 2029                                                           1,227,376                1,187,076

   Ser. 2000-8, Cl. B2, 7.5%, 2031                                                            3,285,807                3,120,617

   Ser. 2000-9, Cl. B2, 7.5%, 2031                                                              994,109                  963,108

Duke Weeks Industrial Trust,

   Ser. 2000-DW1, Cl. A2, 7.151%, 2010                                                        2,000,000  (e)           2,054,385



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Norwest Asset Securities:

   Ser. 1996-7, Cl. B1, 7.5%, 2011                                                            1,181,841                1,223,424

   Ser. 1997-3, Cl. B1, 7.25%, 2027                                                           2,382,601                2,416,632

   Ser. 1997-3, Cl. B2, 7.25%, 2027                                                             953,040                  947,642

   Ser. 1997-7, Cl. B2, 7%, 2027                                                                761,923                  755,665

   Ser. 1997-9, Cl. B2, 7%, 2012                                                                388,183                  384,158

   Ser. 1997-11, Cl. B2, 7%, 2027                                                               504,774                  495,262

   Ser. 1997-15, Cl. B2, 6.75%, 2012                                                            565,736                  561,860

   Ser. 1997-20, Cl. B2, 6.75%, 2012                                                            357,836                  348,977

   Ser. 1998-18, Cl. B3, 6.25%, 2028                                                            846,752                  787,289

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               379,341  (e)             360,256

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B3, 6.75%, 2012                                                            263,902                  257,572

   Ser. 1998-2, Cl. 3B3, 6.75%, 2013                                                            502,229                  495,222

   Ser. 1998-2, Cl. 4B3, 6.75%, 2027                                                            379,278                  354,891

   Ser. 1998-11, Cl. 2B3, 6.25%, 2013                                                           463,521                  432,500

Residential Accredit Loans:

   Ser. 1997-QS6, Cl. M2, 7.5%, 2012                                                            877,176                  903,610

   Ser. 1997-QS6, Cl. M3, 7.5%, 2012                                                            570,160                  577,324

Residential Funding Mortgage Securities I:

   Ser. 1997-S4, Cl. B1, 7%, 2012                                                               435,697                  436,066

   Ser. 1997-S10, Cl. M3, 7%, 2012                                                              442,993                  438,320

   Ser. 1997-S11, Cl. M3, 7%, 2012                                                              639,892                  651,382

   Ser. 1997-S19, Cl. M3, 6.5%, 2012                                                            583,465                  571,964

   Ser. 1997-S21, Cl. M3, 6.5%, 2012                                                            335,973                  323,949

   Ser. 1998-NS1, Cl. M2, 6.375%, 2009                                                          120,562                  120,190

   Ser. 1998-NS1, Cl. M3, 6.375%, 2009                                                           60,281                   59,078

   Ser. 1998-S9, Cl. 1M3, 6.5%, 2013                                                            888,721                  866,304

   Ser. 1998-S14, Cl. M3, 6.5%, 2013                                                            743,075                  722,734

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         24,939,819

U.S. GOVERNMENTS--3.1%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                          4,357,000                4,131,656

TOTAL BONDS AND NOTES

   (cost $195,615,162)                                                                                               196,077,536

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

SHORT-TERM INVESTMENTS--2.1%                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--.6%

U.S. Treasury Bills:

   4.05%, 7/19/2001                                                                             795,000  (g)             793,760

   5.85%, 8/30/2001                                                                               5,000  (g)               4,970

                                                                                                                         798,730

U.S. GOVERNMENT AGENCIES--1.5%

Federal Farm Credit Banks,

  Discount Notes,

   3.94%, 7/2/2001                                                                            2,015,000                2,014,780

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,813,303)                                                                                                   2,813,510
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $198,428,465)                                                                           151.3%              198,891,046

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (51.3%)             (67,408,105)

NET ASSETS                                                                                       100.0%              131,482,941

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C) NOTIONAL FACE AMOUNT SHOWN.

(D) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

(E)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2001,
THESE SECURITIES AMOUNTED TO $9,079,468 OR 6.9% OF NET ASSETS.

(F)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(G)  HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

June 30, 2001 (Unaudited)



                                                                Market Value                                           Unrealized

                                                                  Covered by                                       (Depreciation)

                                            Contracts           Contracts ($)                  Expiration         at 6/30/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 5 year Notes                        219              22,632,272              September 2001                (112,656)

U.S. Treasury 10 year Notes                       159              16,379,484              September 2001                (160,242)

                                                                                                                         (272,898)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           198,428,465   198,891,046

Cash                                                                    756,831

Receivable for investment securities sold                            55,585,072

Interest receivable                                                   1,224,521

Receivable for futures variation margin--Note 4(a)                      113,719

Receivable for shares of Beneficial Interest subscribed                  54,428

Prepaid expenses                                                         11,202

                                                                    256,636,819
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           105,552

Payable for investment securities purchased                         124,917,114

Payable for shares of Beneficial Interest redeemed                       65,819

Accrued expenses                                                         65,393

                                                                    125,153,878
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,482,941
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     131,132,504

Accumulated distributions in excess of investment income--net           (6,380)

Accumulated net realized gain (loss) on investments and financial
futures                                                                 167,134

Accumulated net unrealized appreciation (depreciation) on investments

  [including ($272,898) net unrealized (depreciation) on financial

  futures]--Note 4(b)                                                   189,683
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,482,941
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
shares of Beneficial Interest authorized)                             8,697,136

NET ASSET VALUE, offering and redemption price per share ($)              15.12

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,103,760

EXPENSES:

Management fee--Note 3(a)                                              374,393

Shareholder servicing costs--Note 3(b)                                  91,922

Custodian fees--Note 3(b)                                               20,111

Professional fees                                                       19,346

Registration fees                                                       16,810

Trustees' fees and expenses--Note 3(c)                                  11,746

Prospectus and shareholders' reports                                    10,395

Interest expense--Note 5                                                 2,678

Miscellaneous                                                           10,816

TOTAL EXPENSES                                                         558,217

Less--reduction in management fee
  due to undertaking--Note 3(a)                                      (149,947)

NET EXPENSES                                                           408,270

INVESTMENT INCOME--NET                                               3,695,490
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options transactions     1,825,548

Net realized gain (loss) on financial futures                        (175,112)

NET REALIZED GAIN (LOSS)                                             1,650,436

Net unrealized appreciation (depreciation) on investments (including

  $267,977 net unrealized appreciation on financial futures)         (394,643)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,255,793

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,951,283

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2001           Year Ended

                                              (Unaudited)    December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,695,490            7,165,182

Net realized gain (loss) on investments         1,650,436             (857,262)

Net unrealized appreciation
   (depreciation) on investments                (394,643)            5,413,722

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,951,283            11,721,642
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,751,133)          (7,137,841)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  20,005,381          30,750,177

Dividends reinvested                            2,918,839           5,383,439

Cost of shares redeemed                      (14,295,572)         (31,315,060)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            8,628,648            4,818,556

TOTAL INCREASE (DECREASE) IN NET ASSETS        9,828,798            9,402,357
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           121,654,143          112,251,786

END OF PERIOD                                 131,482,941          121,654,143

Undistributed (Distributions in excess of)
   investment income--net                         (6,380)               49,263
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,325,808            2,122,473

Shares issued for dividends reinvested            193,524              371,849

Shares redeemed                                  (948,350)          (2,167,760)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     570,982              326,562

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                             June 30, 2001                                Year Ended December 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.97         14.39         15.01         15.32          15.14         15.42

Investment Operations:

Investment income--net                                 .44           .92           .96           .97            .99           .98

Net realized and unrealized

   gain (loss) on investments                          .16           .57          (.54)         (.26)           .41          (.27)

Total from Investment Operations                       .60          1.49           .42           .71           1.40           .71

Distributions:

Dividends from investment
   income--net                                        (.45)         (.91)         (.96)         (.97)          (.99)         (.99)

Dividends from net realized
   gain on investments                                  --            --          (.06)         (.05)          (.23)           --

Dividends in excess of net realized
   gain on investments                                  --            --          (.02)           --             --            --

Total Distributions                                  (.45)         (.91)         (1.04)        (1.02)         (1.22)         (.99)

Net asset value, end of period                      15.12         14.97          14.39         15.01          15.32         15.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     7.88(a)      11.01           2.82          4.71           9.55          4.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                             .65(a)         .65            .65           .65            .65           .65

Ratio of interest expense
   and loan commitment

   fees to average net assets                        .00(a,b)       .01            .90           .17             --            --

Ratio of net investment income

   to average net assets                            5.92(a)        6.31           6.54          6.34           6.46          6.50

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                          .24(a)          .33            .34           .39            .42           .52

Portfolio Turnover Rate                          366.82(c)       666.82         366.43        388.97         534.25        332.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  131,483         121,654        112,252        96,846         75,930        57,665

(A) ANNUALIZED.

(B) AMOUNT REPRESENTS LESS THAN .01%.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC GNMA Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount and premium on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,204,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund' s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $149,947 during the period ended June 30, 2001.


The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2001, the fund was charged $42,698 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $38,160 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2001, the fund was charged $20,111 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions during the period ended June 30, 2001, amounted to $691,960,823 and $669,941,829, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended June 30, 2001:

                                                    Face Amount                                         Options Terminated
                                                                                           -----------------------------------------

                                                     Covered by                  Premiums                               Net Realized

Options Written:                                  Contracts ($)              Received ($)              Cost ($)         Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    December 31, 2000                                 --                             --

Contracts written                                    10,000,000                    41,406

Contracts terminated:

Expired                                              10,000,000                    41,406                  --                 41,406

CONTRACTS OUTSTANDING
    JUNE 30, 2001                                     --                              --

The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.


The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to "mark to market" on a daily basis; this represents the change in the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2001, are set forth in the Statement of Financial Futures.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

(b) At June 30, 2001, accumulated net unrealized appreciation on investments and financial futures was $189,683, consisting of $1,776,126 gross unrealized appreciation and $1,586,443 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended June 30, 2001, was approximately $101,000, with a related weighted average annualized interest rate of 5.35%.

NOTE 6--Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on debt securities on a scientific basis. Prior to January 1, 2001, the fund did not amortize premiums on debt securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $913, increase net unrealized appreciation (depreciation) by $376 and increase net realized gains (losses) by $537. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


NOTES

                                                           For More Information

                        Dreyfus BASIC GNMA Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9263

                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  080SA0601